                                 THE SESSIONS
                              Key Premier Funds
                                  EXHIBIT 16i
                                 TOTAL RETURN

                            AGGRESSIVE GROWTH FUND


           AVERAGE ANNUAL TOTAL RETURN
           WITH SALES CHARGE OF:         4.00%
           -----------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:        T =      TOTAL RETURN

                         ERV =    ENDING REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                         P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                         N =      NUMBER OF DAYS

           EXAMPLE:

             SINCE INCEPTION:     (  07/01/94 TO  09/30/96 ):
                                  (  1,414.29 /1,000 to the power of (1/(   823 /365))-1) =  16.62%
             ONE YEAR:            (  10/01/95 TO  09/30/96 ):
                                  (  1,037.09 /1,000) - 1 =                                   3.71%
             TWO YEAR:            (  10/01/94 TO  09/30/96 ):
                                  (  1,305.31 /1,000 to the power of (1/(   730 /365))-1) =  14.25%


           AGGREGATE TOTAL RETURN
           WITH SALES CHARGE OF:         4.00%
           -----------------------------------

           T = (ERV/P) - 1

           WHERE:        T =      TOTAL RETURN

                         ERV =    ENDING REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                         P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


           EXAMPLE:

             YEAR TO DATE:        (  01/01/96 TO  09/30/96 ):
                                       1,057.17 /1,000) - 1 =                                 5.72%
             QUARTERLY:           (  07/01/96 TO  09/30/96 ):
                                       938.66 /1,000) - 1 =                                  -6.13%
             MONTHLY:             (  09/01/96 TO  09/30/96 ):
                                       986.41 /1,000) - 1 =                                  -1.36%
             SIX MONTH:           ( 04/01/96 TO 09/30/96 ):
                                     1,002.51 /1,000) - 1 =                                   0.25%
             SINCE INCEPTION:     ( 07/01/94 TO 09/30/96 ):
                                     1,414.28 /1,000) - 1=                                   41.43%

                                 THE SESSIONS
                              Key Premier Funds
                                  EXHIBIT 16i
                                 TOTAL RETURN

                           ESTABLISHED GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:           4.00%
-------------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:        T =       TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

              P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =       NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:      (01/01/95 TO  09/30/96 ):
                          959.82 /1,000 to the power of (1/(    638 /365))-1)=  -2.32%
  ONE YEAR:             (10/01/95 TO 09/30/96 ):
                        1,126.92 /1,000) - 1 =                                  12.69%

AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:           4.00%
-------------------------------------

T = (ERV/P) - 1

WHERE:        T =       TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

              P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:         (01/01/96 TO  09/30/96 ):
                           1,087.66 /1,000) - 1 =                     8.79%
  QUARTERLY:            (07/01/96 TO 09/30/96 ):
                           997.72 /1,000) - 1 =                      -0.23%
  MONTHLY:              (09/01/96 TO  09/30/96 ):
                           1,017.37 /1,000) - =                       1.74%
  SIX MONTH:            (04/01/96 TO  09/30/96 ):
                            1,023.89 /1,000) - 1 =                    2.39%
  SINCE INCEPTION:      (01/01/95 TO  09/30/96 ):
                              959.82 /1,000) - =                     -4.02%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                             AGGRESSIVE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:          0.00%
-----------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:                            T =      TOTAL RETURN

                                  ERV =    ENDING REDEEMABLE VALUE AT THE END
                                           OF THE PERIOD OF A HYPOTHETICAL
                                           $1,000 INVESTMENT MADE AT THE
                                           BEGINNING OF THE PERIOD.

                                  P =      A HYPOTHETICAL INITIAL PAYMENT
                                           OF $1,000.

                                  N =      NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:                        ( 07/01/94 TO 09/30/96):
                                          ( 1,473.70/1,000 to the power of (1/(   823 /365))-1) =   18.77%
  ONE YEAR:                               ( 10/01/95 TO 09/30/96):
                                          ( 1,080.43/1,000) - 1 =                                    8.04%
  TWO YEAR:                               ( 10/01/94 TO 9/30/96):
                                          ( 1,359.25/1,000 to the power of (1/( 730 /365))-1) =     16.59%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:          0.00%
------------------------------------
T = (ERV/P) - 1

WHERE:                    T =           TOTAL RETURN

                          ERV =         ENDING REDEEMABLE VALUE AT THE END
                                        OF THE PERIOD OF A HYPOTHETICAL
                                        $1,000 INVESTMENT MADE AT THE
                                        BEGINNING OF THE PERIOD.

                          P =           A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:                           ( 01/01/96  TO  09/30/96):
                                            1,101.00 /1,000) - 1 =      10.10%
  QUARTERLY:                              ( 07/01/96  TO  09/30/96):
                                            1,022.00 /1,000) - 1 =       2.20%
  MONTHLY:                                ( 08/01/96 TO 09/30/96):
                                            1,027.60 /1,000) - 1 =       2.75%
  SIX MONTH:                              ( 04/01/96 TO 09/30/96):
                                            1,044.50 /1,000) - 1 =       4.45%
  SINCE INCEPTION:                        ( 07/01/94 TO 09/30/96):
                                            1,473.70 /1,000) - 1 =      47.37%


                                  THE SESSIONS
                               Key Premier Funds
                                   EXHIBIT 16i
                                  TOTAL RETURN


                                    ESTABLISHED GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:            0.00%
--------------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =        NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:       (01/01/95 TO 09/30/96 ):
                         ( 1,601.4 /1,000 to the power of (1/(     639 /365))-1) =  30.86%
  ONE YEAR:              (10/01/95 TO 09/30/96 ):
                         (1,174.30 /1,000) - 1 =                                    17.43%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:            0.00%
--------------------------------------

T = (ERV/P) - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:          (01/01/96 TO 09/30/96 ):
                          1,133.40 /1,000) - 1 =          13.34%
  QUARTERLY:             (07/01/96 TO 09/30/96 ):
                          1,039.00 /1,000) - 1 =           3.90%
  MONTHLY:               (09/01/96 TO 09/30/96 ):
                          1,060.00 /1,000) - 1 =           6.00%
  SIX MONTH:             (04/01/96 TO 09/30/96 ):
                          1,066.80 /1,000) - 1 =           6.68%
  SINCE INCEPTION:       (01/01/95 TO 09/30/96 ):
                             1,601.00 /1,000) - 1 =       60.10%